UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2018

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14675 Dallas Parkway, Suite 600, Dallas, Texas 75254

(Address of principal executive offices)
(Zip Code)

(888) 808-7348

(Registrant’s telephone number, including area code)

None

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Articles of Dissolution

Pursuant to the plan of complete liquidation and dissolution of Behringer Harvard Opportunity REIT I, Inc. (the “Company”), approved by the Company’s stockholders on January 30, 2017, the Company anticipates filing its articles of dissolution with the State Department of Assessments and Taxation of Maryland on February 8, 2018.  The Company has completed the sale or other disposition of all of its remaining operating assets and the repayment in full of all of its outstanding indebtedness, and is in the process of completing the payment of its remaining liabilities and other obligations, the winding down of operations and dissolution of the Company pursuant to the plan of complete liquidation and dissolution. The Company expect to distribute the majority of the net sales proceeds from liquidation in the second quarter of 2018.

In addition, on February 8, 2018, the Company intends to direct its transfer agent to close the Company’s stock transfer books and at such time cease recording stock transfers except by will, intestate succession or by operation of law.

Cautionary Note Regarding Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

There are many factors that may affect the timing of liquidating distributions the Company will ultimately pay to its stockholders including, among other factors, unanticipated events that may cause purchasers of the Company’s properties to make a claim against the Company. There are no guarantees that the Company will be able to successfully complete the implementation of its plan of complete liquidation and dissolution.

Forward-looking statements also depend on the risks identified in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: February 2, 2018	By:	/s/ Donna Brandin
Donna Brandin
Senior Vice President, Chief Financial Officer, and Treasurer